Exhibit 99.1

Alaska Communications Announces Receipt of Superior Proposal

ANCHORAGE, Alaska, December 15, 2020 -- Alaska Communications Systems Group, Inc. (NASDAQ: ALSK) (“Alaska Communications” or the “Company”) today announced that it has received an acquisition proposal from a third party (the “Superior Proposal Bidder”) at $3.25 per share, which the Company’s Board of Directors (the “Board”) has determined constitutes a “Superior Proposal” (as defined in the previously announced amended and restated agreement and plan of merger with affiliates of Macquarie Capital (“Macquarie”) and GCM Grosvenor (“GCM”), through its Labor Impact Fund, L.P., (the “Macquarie/GCM Merger Agreement”)) (the “Superior Proposal Offer”).

Under the terms of the Superior Proposal Offer, the Superior Proposal Bidder would acquire the Company for nominal consideration of $3.25 per share, reflecting a transaction valued at approximately $325 million including debt.

The Company has notified Macquarie and GCM of the Board’s determination that the Superior Proposal Offer is a “Superior Proposal” under the Macquarie/GCM Merger Agreement and, pursuant to the Macquarie/GCM Merger Agreement, Macquarie and GCM have the right to negotiate an amendment of the Macquarie/GCM Merger Agreement for a period of four Business Days beginning December 15 so that the Superior Proposal Offer will no longer be a “Superior Proposal.”

Under the Macquarie/GCM Merger Agreement, the Company is required to pay a $6.8 million termination fee to Macquarie and GCM if the Board terminates the Macquarie/GCM Merger Agreement in order to enter into an agreement with the Superior Proposal Bidder.

At this time, the Company remains subject to the Macquarie/GCM Merger Agreement and the Board has not changed its recommendation in support of the existing Macquarie/GCM Merger Agreement, or its recommendation that the Company’s stockholders adopt the Macquarie/GCM Merger Agreement. There can be no assurance that a transaction with the Superior Proposal Bidder will be consummated. There can be no assurance that Macquarie and GCM will seek to negotiate with the Company or will make a revised offer.

Advisors

B. Riley Securities, Inc. is serving as financial advisor and Sidley Austin LLP is serving as legal advisor to Alaska Communications in connection with the transaction.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company’s directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Amended Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Amended Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Amended Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Amended Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.